SEASONS SERIES TRUST

Supplement to the Prospectus Dated July 29, 2003

In the section titled "MANAGEMENT," under the heading "Portfolio Management," the portfolio management disclosure with respect to the management of the SunAmerica component of the Focus TechNet Portfolio is deleted and replaced in its entirety with the following:
Portfolio or Managed Component	Manager(s)	Name and Title of Portfolio Manager(s) (and/or Management Team(s))	Experience
Focus TechNet Portfolio	SunAmerica	Soohwan Kim, CFA Vice President and Portfolio Manager

Mr. Kim joined SunAmerica in July of 1999. Mr. Kim has also been a member of the proprietary research team, focusing on the telecom, media and internet sectors. Previously, he was Vice President and Analyst at Citibank Global Asset management. From 1992 to 1993, he served as an Economist with the Union Bank of Switzerland.

Andrew Sheridan Vice President and Senior Research Analyst

Mr. Sheridan joined SunAmerica in 2003. He is a member of the research team covering the technology industry. Prior to joining SunAmerica, Mr. Sheridan worked in the research department at U.S. Trust and the market research division of Greenwich Associates.

Dated: April 27, 2004

Class 2, Version 3 and Class 3